UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

InfraREIT, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 18, 2018

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	REGULATION FD DISCLOSURE.

On October 18, 2018, Oncor Electric Delivery Company LLC (“Oncor”) and Sempra Energy (“Sempra”), the indirect owner of 80.25 percent of Oncor’s outstanding membership interests, issued a joint press release announcing transactions pursuant to which Oncor will acquire all of the outstanding equity of InfraREIT, Inc. (“InfraREIT”) and all of the limited partnership units of its subsidiary, InfraREIT Partners LP (the “InfraREIT Acquisition”).

Sempra and Oncor senior management plan to hold a conference call on Thursday, October 18, 2018 at 12:00 PM Eastern Time to discuss the InfraREIT Acquisition and will refer to a slide presentation referred to below and being furnished herewith. Investors, media, analysts and the public may listen to a live webcast of the conference call on Sempra’s website, www.sempra.com, by clicking on the appropriate audio link. Those who wish to participate in the call live may do so in the US and Canada by dialing (888) 204-4368 and entering passcode 3162523 or internationally by dialing (323) 994-2082 and entering passcode 3162523. For those unable to obtain access to the live webcast, the teleconference will be available on replay a few hours after its conclusion on Sempra’s website or by dialing (888) 203-1112 and entering passcode 3162523.

The press release is furnished herewith as Exhibit 99.1 and the slide presentation distributed in connection with the conference call is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended.

Item 8.01.	OTHER EVENTS

On October 18, 2018, Oncor and Sempra announced the signing of definitive agreements relating to the InfraREIT Acquisition. The InfraREIT Acquisition will occur through the merger of InfraREIT with and into a newly formed wholly owned subsidiary of Oncor, followed by the merger of another newly formed wholly owned subsidiary of Oncor with and into InfraREIT Partners, LP (“InfraREIT Partners”), which is a subsidiary of InfraREIT. InfraREIT’s stockholders and the limited partners of InfraREIT Partners will receive $21.00 in cash per share of common stock or limited partnership unit, as applicable. Total purchase price based on the number of shares and partnership units of InfraREIT and InfraREIT Partners currently outstanding is approximately $1.275 billion, plus Oncor would bear certain transaction costs incurred by InfraREIT (including a management agreement termination fee of approximately $40.5 million that InfraREIT has agreed to pay Hunt Consolidated, Inc. at closing). The acquisition also includes InfraREIT’s outstanding debt, which totaled an aggregate of approximately $945 million at June 30, 2018.

As a condition to the InfraREIT Acquisition, InfraREIT’s subsidiary, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), and SDTS’s tenant, Sharyland Utilities, L.P. (“Sharyland”), will complete an asset exchange immediately prior to the closing of the InfraREIT Acquisition, pursuant to which SDTS will exchange its south Texas assets for certain assets owned by Sharyland (the “Asset Exchange” and, together with the InfraREIT Acquisition, the “Transactions”). As result, upon closing of the Transactions, Oncor will own all of SDTS’s and Sharyland’s assets and projects in north, central and west Texas and Sharyland will own its and SDTS’s assets in south Texas.

The Transactions also contemplate that Sharyland and Sempra will enter into an agreement whereby Sempra will acquire an indirect 50 percent limited partnership interest in Sharyland. The closing of Sempra’s purchase is a requirement to closing of the Asset Exchange. The Transactions also provide for Oncor to enter into an agreement with Sharyland at closing of the Transactions pursuant to which Oncor will operate and maintain Sharyland’s assets following closing of the Transactions. The Transactions require approvals by the Public Utility Commission of Texas and Federal Energy Regulatory Commission, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the satisfaction of other regulatory requirements, certain lender consents and other customary closing conditions. Additionally, the purchase of InfraREIT requires approval by its shareholders.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in this Current Report on Form 8-K, other than statements of historical facts (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated Transactions, and any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transactions; obtaining required governmental, regulatory and lender approvals that may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions or be onerous to Oncor; the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that any potential cost savings and any other potential synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and the diversion of management time and attention to issues related to the transactions. Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission (the “SEC”). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transactions, InfraREIT expects to file a proxy statement and other documents with the SEC. This report does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Any definitive proxy statement (if and when available) will be mailed to the stockholders of InfraREIT. Investors and stockholders will be able to obtain these materials (if and when they are available) free of charge at the SEC’s website, www.sec.gov. Investors and stockholders may also read and copy any reports, statements and other information filed by InfraREIT at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please visit the SEC’s website for further information on its public reference room. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT’s website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Participants in the Solicitation

Oncor, InfraREIT and their respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from the InfraREIT stockholders in connection with the proposed InfraREIT Acquisition. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Oncor’s directors and executive officers by reading Oncor’s Registration Statement on Form S-4, which was filed with the SEC on April 5, 2018, and Oncor’s Current Report on Form 8-K, which was filed with the SEC on July 19, 2018. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of InfraREIT’s directors and executive officers by reading InfraREIT’s definitive proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2018. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed InfraREIT Acquisition when they become available.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Joint Press Release of Oncor Electric Delivery Company LLC and Sempra Energy, issued October 18, 2018.

99.2	Slide presentation dated October 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

/s/ Don J. Clevenger
Don J. Clevenger Senior Vice President and Chief Financial Officer

Dated: October 18, 2018

Exhibit 99.1

NEWS RELEASE

Media Contacts:	Doug Kline	Geoffrey Bailey
	Sempra Energy	Oncor
	(877) 340-8875	(877) 426-1616
	www.sempra.com	www.oncor.com

Financial Contacts:	Patrick Billings	Kevin Fease
	Sempra Energy	Oncor
	(877) 736-7727	(214) 486-6035
	investor@sempra.com	www.oncor.com

ONCOR TO ACQUIRE INFRAREIT;

SEMPRA ENERGY TO ACQUIRE 50% STAKE IN SHARYLAND UTILITIES

•	Acquisition Expands Oncor’s Transmission Footprint

•	Transaction Expected to Be Accretive to Sempra Energy

SAN DIEGO, Oct. 18, 2018 – Sempra Energy (NYSE: SRE) and Oncor Electric Delivery Company LLC (Oncor) today announced that they have entered into agreements whereby Oncor will acquire 100 percent of the equity interests of InfraREIT, Inc. (NYSE: HIFR) (InfraREIT), including all the limited-partnership units in its subsidiary InfraREIT Partners, LP, for approximately $1.275 billion, or $21 per share (or partnership unit), excluding certain transaction costs, and, concurrently, Sempra Energy will acquire a 50-percent limited-partnership interest in a holding company that will own Sharyland Utilities, LP (Sharyland) for approximately $98 million.

-more-

Oncor to Acquire InfraREIT; Sempra Energy to Acquire.../Page 2

Sempra Energy owns an approximate 80-percent ownership stake in Oncor.

“This transaction advances our growth strategy and will expand our Texas regulated utility platform,” said Jeffrey W. Martin, CEO of Sempra Energy. “These assets are highly desirable and supported by strong economic growth, attractive demographic trends and increased demand for electric transmission in Texas. We expect these acquisitions to be accretive to earnings. We also look forward to working with Sharyland on further developing electric transmission and related infrastructure in Texas.”

“The purchase of InfraREIT gives us access to high-quality transmission assets that are adjacent to our service territory and are a great fit for our portfolio,” saidAllen Nye, CEO of Oncor. “As growth continues across Texas and new generation projects continue to come online, this acquisition positions us to make future investments in transmission infrastructure that will better serve the ERCOT market and our customers. We pride ourselves on building safe, reliable, state-of-the-art transmission infrastructure, while providing our customers the lowest rates of any investor-owned utility in Texas.”

“We believe that Oncor’s acquisition of InfraREIT will bring tremendous benefits to Texas and the ERCOT market,” said Texas Transmission Investment LLC (TTI), minority owner of Oncor, in a statement.

Oncor plans to fund its acquisition of InfraREIT with capital contributions proportionate to their ownership interests from Sempra Energy and TTI. Sempra Energy expects to utilize the proceeds from pending asset sales to fund its capital contribution of approximately $1.025 billion to Oncor, excluding certain transaction costs, and also to purchase the 50-percent interest in Sharyland for approximately $98 million.

In addition, the transaction by Oncor includes InfraREIT’s outstanding debt, which, as of June 30, 2018, was approximately $945 million.

-more-

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The transaction requires approvals by the Public Utility Commission of Texas (PUCT) and Federal Energy Regulatory Commission, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the satisfaction of other regulatory requirements, certain lender consents and other customary closing conditions. Additionally, the purchase of InfraREIT requires approval by its shareholders and is subject to a go-shop provision whereby InfraREIT can solicit superior bids. If all such closing conditions are satisfied, Sempra Energy and Oncor expect to close the transaction in mid-2019.

As part of the transaction, a subsidiary of InfraREIT will exchange certain assets with Sharyland, with the end result being that, after Oncor’s acquisition of InfraREIT, Oncor will own InfraREIT’s electric transmission and distribution business in Central, North and West Texas, and Sharyland will own assets in South Texas.

Financial advisors for the transaction are Lazard for Sempra Energy and Barclays for Oncor; legal advisors for the transaction are White & Case LLP for Sempra Energy and Vinson & Elkins LLP for Oncor.

EARNINGS GUIDANCE

Based on the expected accretion from today’s announced transaction, combined with the expected use of proceeds from ongoing asset sales and the reduced earnings due to such asset sales – including the company’s non-utility U.S. wind and solar assets and non-utility U.S. storage assets – Sempra Energy today affirmed its earnings-per-share guidance range of $5.70 to $6.30 for 2019 and $6.70 to $7.50 for 2020. Sempra Energy also updated its 2018 GAAP earnings-per-share guidance range to $2.83 to $3.44, primarily to reflect the estimated impact of the asset sales announced last month. The company’s adjusted earnings-per-share guidance range for 2018 remains at $5.30 to $5.80. The 2018 adjusted earnings-per-share guidance range is a non-GAAP financial measure (see Table A for a reconciliation of the GAAP and adjusted earnings-per-share guidance ranges).

-more-

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INTERNET BROADCAST

Sempra Energy and Oncor senior management plan to hold a conference call with the financial community today at 12 p.m. EDT to discuss the transaction. Investors, media, analysts and the public may listen to a live webcast of the conference call on Sempra Energy’s website, www.sempra.com, by clicking on the appropriate audio link. For those unable to obtain access to the live webcast, the teleconference will be available on replay a few hours after its conclusion on Sempra Energy’s website or by dialing (888) 203-1112 and entering passcode 3162523. Briefing materials will be posted on Sempra Energy’s website at approximately 7 a.m. EDT.

Headquartered in Dallas, Oncor Electric Delivery Company LLC is a regulated electricity distribution and transmission business that uses superior asset management skills to provide reliable electricity delivery to consumers. Oncor operates the largest distribution and transmission system in Texas, delivering power to more than 3.6 million homes and businesses and operating more than 134,000 miles of transmission and distribution lines in Texas. Oncor is managed by its board of directors, which is comprised of a majority of independent directors.

Sempra Energy, a San Diego-based energy services holding company with 2017 revenues of more than $11 billion, is the utility holding company with the largest U.S. customer base. The Sempra Energy companies’ approximately 20,000 employees serve more than 40 million consumers worldwide.

###

This press release contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated transactions contemplated by the merger agreement and the securities purchase agreement, and any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transactions; obtaining required governmental and regulatory approvals, which may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions or be onerous to Sempra Energy or Oncor; the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and the diversion of management time and attention to issues related to the transactions.

Additional factors, among others, that could cause our actual results and future actions to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory

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Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in timely obtaining or maintaining permits and other authorizations, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners and counterparties; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements or modifications of settlements; and delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers or regulatory agency approval for projects required to enhance safety and reliability, any of which may raise our cost of capital and materially impair our ability to finance our operations; the greater degree and prevalence of wildfires in California in recent years and risk that we may be found liable for damages regardless of fault, such as in cases where the inverse condemnation doctrine applies, and risk that we may not be able to recover any such costs in rates from customers in California; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets, volatility in commodity prices and moves to reduce or eliminate reliance on natural gas; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of insurance, to the extent that such insurance is available or not prohibitively expensive; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; our ability to successfully execute our plan to divest certain non-utility assets within the anticipated timeframe, if at all, or that such plan may not yield the anticipated benefits; actions of activist shareholders, which could impact the market price of our common stock, preferred stock and other securities and disrupt our operations as a result of, among other things, requiring significant time and attention by management and our board of directors; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; the impact of recent federal tax reform and uncertainty as to how it may be applied, and our ability to mitigate adverse impacts; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook and our ability to borrow at favorable interest rates; changes in foreign and domestic trade policies and laws, including border tariffs, and revisions to or replacements of international trade agreements, such as the North American Free Trade Agreement, that may increase our costs or impair our ability to resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability to realize the anticipated benefits from our investment in Oncor Electric Delivery Holdings Company LLC (Oncor Holdings); Oncor Electric Delivery Company LLC’s (Oncor) ability to eliminate or reduce its quarterly dividends due to regulatory capital requirements, certain reductions in its senior secured credit rating, or the determination by Oncor’s independent directors or a minority member director to retain such amounts to meet future requirements; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra Energy and Oncor have filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and neither company undertakes any obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise.

Sempra South American Utilities, Sempra North American Infrastructure, Sempra LNG & Midstream, Sempra Renewables, Sempra Mexico, Sempra Texas Utility, Oncor Electric Delivery Company LLC (Oncor) and Infraestructura Energética Nova, S.A.B. de C.V. (IEnova) are not the same companies as the California utilities, San Diego Gas & Electric Company (SDG&E) or Southern California Gas Company (SoCalGas), and Sempra South American Utilities, Sempra North American Infrastructure, Sempra LNG & Midstream, Sempra Renewables, Sempra Mexico, Sempra Texas Utility, Oncor and IEnova are not regulated by the California Public Utilities Commission.

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Additional Information and Where to Find It

The proposed acquisition of InfraREIT by Oncor and the related agreement and plan of merger will be submitted to InfraREIT’s stockholders for their consideration and approval. In connection with the proposed acquisition, InfraREIT will file a proxy statement with the SEC. This press release does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the proposed acquisition. The definitive proxy statement will be mailed to InfraREIT’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT’s website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Certain Information Concerning Participants

Sempra Energy, Oncor and InfraREIT and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Sempra Energy’s directors and executive officers is included in Sempra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018, and Sempra Energy’s definitive proxy statement for its 2018 Annual Meeting of Shareholders filed with the SEC on March 23, 2018, and Sempra Energy’s Current Report on Form 8-K filed with the SEC on October 12, 2018. Information about Oncor’s directors and executive officers is included in Oncor’s Registration Statement on Form S-4 filed with the SEC on April 5, 2018, and Oncor’s Current Report on Form 8-K filed with the SEC on July 19, 2018. Information about InfraREIT’s directors and executive officers is included in InfraREIT’s definitive proxy statement for its 2018 Annual Meeting of Stockholders filed with the SEC on March 22, 2018.

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SEMPRA ENERGY

Table A

RECONCILIATION OF SEMPRA ENERGY 2018 ADJUSTED EARNINGS-PER-SHARE GUIDANCE RANGE TO SEMPRA ENERGY 2018 GAAP EARNINGS-PER-SHARE GUIDANCE RANGE (Unaudited)

Sempra Energy 2018 adjusted earnings-per-share guidance range of $5.30 to $5.80 excludes items as follows:

•	$(965) million in impairments, net of $554 million income tax benefits and $46 million attributable to noncontrolling interests, of certain assets and equity method investments

•	$(22) million impacts, net of $21 million income tax expense, associated with Aliso Canyon litigation

•	$(25) million income tax expense to adjust TCJA provisional amounts

•	$340 million - $370 million estimated gain on sale, net of $128 million - $139 million income tax expense, of U.S. solar assets that is expected to close near the end of 2018

Sempra Energy 2018 adjusted earnings-per-share guidance is a non-GAAP financial measure (GAAP represents accounting principles generally accepted in the United States of America). Because of the significance and/or nature of the excluded items, management believes this non-GAAP financial measure provides additional clarity into the ongoing results of the business and the comparability of such results to prior and future periods and also as a base for projected earnings-per-share compound annual growth rate. Sempra Energy 2018 adjusted earnings-per-share guidance should not be considered an alternative to earnings-per-share guidance determined in accordance with GAAP. The table below reconciles Sempra Energy 2018 adjusted earnings-per-share guidance range to Sempra Energy 2018 GAAP earnings-per-share guidance range, which we consider to be the most directly comparable financial measure calculated in accordance with GAAP.

	Full-Year 2018
Sempra Energy GAAP Earnings-Per-Share Guidance Range	$2.83	to	$3.44
Excluded items:
Impairments of certain assets and equity method investments	3.55		3.55
Impacts associated with Aliso Canyon litigation	0.08		0.08
Impact from the TCJA	0.09		0.09
Estimated gain on sale of U.S. solar assets	(1.25)		(1.36)

Sempra Energy Adjusted Earnings-Per-Share Guidance Range	$5.30	to	$5.80

Weighted-average number of common shares outstanding, diluted (millions)			272

Sempra Energy Strategic Update October 18, 2018 Exhibit 99.2

Information Regarding Forward-Looking Statements 1 This presentation contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," "contemplates," "assumes," "depends," "should," "could," "would," "will," "confident," "may," "can," "potential," "possible," "proposed," "target," "pursue," "outlook," "maintain," or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated acquisition discussed herein, any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transactions; obtaining required governmental and regulatory approvals, which may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions or be onerous to Sempra Energy or Oncor Electric Delivery Company LLC (Oncor); the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and the diversion of management time and attention to issues related to the transactions. Additional factors, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include: actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Department of Conservation's Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in timely obtaining or maintaining permits and other authorizations, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners and counterparties; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements or modifications of settlements; and delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers or regulatory agency approval for projects required to enhance safety and reliability, any of which may raise our cost of capital and materially impair our ability to finance our operations; the greater degree and prevalence of wildfires in California in recent years and risk that we may be found liable for damages regardless of fault, such as in cases where the inverse condemnation doctrine applies, and risk that we may not be able to recover any such costs in rates from customers in California; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets, volatility in commodity prices and moves to reduce or eliminate reliance on natural gas; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of insurance, to the extent that such insurance is available or not prohibitively expensive; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; our ability to successfully execute our plan to divest certain non-utility assets within the anticipated timeframe, if at all, or that such plan may not yield the anticipated benefits; actions of activist shareholders, which could impact the market price of our common stock, preferred stock and other securities and disrupt our operations as a result of, among other things, requiring significant time and attention by management and our board of directors; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; the impact of recent federal tax reform and uncertainty as to how it may be applied, and our ability to mitigate adverse impacts; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook and our ability to borrow at favorable interest rates; changes in foreign and domestic trade policies and laws, including border tariffs, and revisions to or replacements of international trade agreements, such as the North American Free Trade Agreement, that may increase our costs or impair our ability to resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company's (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E's electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability to realize the anticipated benefits from our investment in Oncor Electric Delivery Holdings Company LLC (Oncor Holdings); Oncor’s ability to eliminate or reduce its quarterly dividends due to regulatory capital requirements, certain reductions in its senior secured credit rating, or the determination by Oncor's independent directors or a minority member director to retain such amounts to meet future requirements; and other uncertainties, some of which may be difficult to predict and are beyond our control. These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC's website, www.sec.gov. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise. Sempra South American Utilities, Sempra North American Infrastructure, Sempra LNG & Midstream, Sempra Renewables, Sempra Mexico, Sempra Texas Utility, Oncor Electric Delivery Company LLC (Oncor) and Infraestructura Energética Nova, S.A.B. de C.V. (IEnova) are not the same companies as the California utilities, San Diego Gas & Electric Company (SDG&E) or Southern California Gas Company (SoCalGas), and Sempra South American Utilities, Sempra North American Infrastructure, Sempra LNG & Midstream, Sempra Renewables, Sempra Mexico, Sempra Texas Utility, Oncor and IEnova are not regulated by the California Public Utilities Commission.

Other Important Information Additional Information and Where to Find It The proposed acquisition of InfraREIT, Inc. (“InfraREIT”) by Oncor Electric Delivery Company LLC (“Oncor”) and the related agreement and plan of merger will be submitted to InfraREIT’s stockholders for their consideration and approval. In connection with the proposed acquisition, InfraREIT will file a proxy statement with the U.S. Securities and Exchange Commission (SEC). This presentation does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available, as well as any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the proposed acquisition. The definitive proxy statement will be mailed to InfraREIT's stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT's website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.  Certain Information Concerning Participants Sempra Energy (“Sempra”), Oncor and InfraREIT and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Sempra Energy’s directors and executive officers is included in Sempra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018, and Sempra Energy's definitive proxy statement for its 2018 Annual Meeting of Shareholders filed with the SEC on March 23, 2018, and Sempra Energy’s Current Report on Form 8-K filed with the SEC on October 12, 2018. Information about Oncor's directors and executive officers is included in Oncor's Registration Statement on Form S-4 filed with the SEC on April 5, 2018 and Current Report on Form 8-K filed with the SEC on July 19, 2018. Information about InfraREIT’s directors and executive officers is included in InfraREIT’s definitive proxy statement for its 2018 Annual Meeting of Stockholders filed with the SEC on March 22, 2018. 2

3 Table of Contents Executive Summary Acquisition Overview Transaction Structure Strategic Rationale Texas Market Next Steps Announced Asset Sales Summary

Executive Summary Sempra continues to execute on its strategic vision to become North America’s Premier Energy Infrastructure company, as demonstrated by: Agreement to sell(1) ~980 MW(2),(3) of its operating U.S. solar portfolio + development projects, Ongoing sale process for its remaining U.S. wind portfolio + non-utility natural gas storage, and Capital recycling process, funding T+D growth and reducing debt Oncor and Sempra have entered into agreements to acquire 100% of InfraREIT and a 50% interest in Sharyland Utilities (“Sharyland”), respectively(4),(5) (the “Texas T+D Transaction”) Oncor’s acquisition of InfraREIT represents a bolt-on acquisition of high-quality transmission assets with significant strategic overlap with Oncor’s service territory Sempra’s 50% LP interest in Sharyland(5) will establish a partnership with Hunt, a proven developer in a region with transmission expansion opportunities Sempra is continuing to execute and is affirming its 2019 and 2020 EPS guidance ranges of $5.70 – $6.30(6) and $6.70 – $7.50(6), respectively, after considering: ~$65M – ~$70M of estimated annualized earnings in 2019 with expected growth thereafter, from the Texas T+D Transaction, and Expected proceeds from announced asset sales, both pending and planned, to fund the ~$1,120M(7) needed for the Texas T+D Transaction and to pay down debt, offset by ~$100M loss of earnings per year in 2019 and 2020 due to the expected sale of U.S. renewables and non-utility U.S. storage assets Sempra’s 2018 adjusted EPS guidance range of $5.30 – $5.80(6),(8) remains unchanged; GAAP EPS guidance range is updated from $1.78 – $2.28 to $2.83 – $3.44 Transaction is subject to customary closing conditions, including approval by the Federal Energy Regulatory Commission (“FERC”) and the Department of Energy (“DOE”), and expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (“HSR Act”), among others. MW listed represent Sempra’s nameplate capacity. Sempra’s net ownership and installed capacity is ~970 MW. Includes one operating wind project. Transaction is subject to customary closing conditions, including the approval by Public Utility Commission of Texas (“PUCT”), FERC, and Committee on Foreign Investment in the United States (“CFIUS”), and expiration or early termination of the waiting period under the HSR Act, among others. In addition, the purchase of InfraREIT is subject to approval of InfraREIT’s shareholders and a standard go-shop provision whereby InfraREIT can solicit superior offers. Sempra is acquiring a 50% LP interest in a holding company, Sharyland Holdings, LP, which will own 100% of the membership interests in Sharyland Utilities, LLC, the successor to Sharyland Utilities, LP. Attributable to common shares. Reflects Sempra’s 80.25% share of Oncor’s $1,275M equity price for InfraREIT, excluding a ~$40M management agreement termination fee and other customary transaction costs incurred by InfraREIT to be borne by Oncor as part of the acquisition, plus equity price of ~$98M for Sharyland, and excluding other costs. Sempra Energy Adjusted Earnings Per Share Guidance Range is a non-GAAP financial measure. See appendix for information regarding non-GAAP financial measures. 4

Price ~$1,275 million(2) ~$98 million ~$1,120 million(3) 2019 YE Rate Base(4) ~$1,530 million ~$130 million(5) ~$1,360 million(6) 2019 FY Annualized Earnings(4) ~$84 million ~$5.5 million(5) ~$65 million – ~$70 million(7) 2019 P|E 15.7x(8) 17.9x EV|2019 Rate Base(9) 1.5x(8) 1.3x % Acquired 100% by Oncor 50% LP interest by Sempra(10) Auth. ROE 9.70% 9.70% Auth. Cap Structure 55% Debt | 45% Equity 55% Debt | 45% Equity Transaction assumes cancelation of existing lease contracts and an asset exchange, resulting in InfraREIT and Sharyland directly owning their respective assets through traditional utility structures. Excludes InfraREIT’s ~$40M management agreement termination fee and other customary transaction costs, incurred by InfraREIT to be borne by Oncor as part of the acquisition. After taking into account Sempra’s 80.25% share of Oncor’s $1,275M equity price for InfraREIT, excluding a ~$40M management agreement termination fee and other customary transaction costs incurred by InfraREIT to be borne by Oncor as part of the acquisition, plus equity price of ~$98M for Sharyland, and excluding other transaction costs. Based on our internal analysis, which represents our estimates of rate base and annualized earnings at this time. Earnings estimates assume efficiencies through next rate case. Represents 50% of Sharyland’s total estimated annualized earnings and rate base. Represents Sempra’s share of estimated 2019 YE rate base. Represents estimated 2019 annualized earnings to Sempra. Excludes Sempra level financing costs. Based on $1,275M equity price plus a ~$40M management agreement termination fee. Based on projected net debt of ~$971M and ~$76M (50%) as of December 31, 2018, for InfraREIT and Sharyland, respectively. Sempra is acquiring a 50% LP interest in a holding company, Sharyland Holdings, LP, which will own 100% of the membership interests in Sharyland Utilities, LLC, the successor to Sharyland Utilities, LP. 5 InfraREIT(1) North Texas Focused Business Sharyland South Texas Focused Business Texas T+D Transaction Overview Sempra’s Share No equity is planned to be issued to fund the Texas T+D Transaction 1 2

Hunt to be GP (non-economic), manage daily operations + appoint executive management of Sharyland 6 Oncor Acquires 100% of InfraREIT(1) 100% 50% 50% Sempra Acquires 50% LP Interest in Sharyland(3) Sharyland InfraREIT Transaction Structure Financing Sempra’s investment will total ~$1,120M(2) and is expected to be financed with a portion of the proceeds from the recently announced asset sales Sempra and TTI have committed to make a capital contribution to Oncor to fund the acquisition (80.25% and 19.75%, respectively) Transaction assumes cancelation of existing lease contracts and an asset exchange, resulting in InfraREIT and Sharyland directly owning their respective assets through traditional utility structures. Reflects Sempra’s 80.25% share of Oncor’s $1,275M equity price for InfraREIT, excluding a ~$40M management agreement termination fee and other customary transaction costs incurred by InfraREIT to be borne by Oncor as part of the acquisition, plus equity price of ~$98M for Sharyland, and excluding other transaction costs. Sempra is acquiring a 50% LP interest in a holding company, Sharyland Holdings, LP, which will own 100% of the membership interests in Sharyland Utilities, LLC, the successor to Sharyland Utilities, LP. 1 2 Acquisition of 50% LP interest in Sharyland will be fully funded by Sempra(3) No equity is planned to be issued to fund this transaction Hunt

7 Strategic Rationale Pure-play regulated transmission Logical extension of and overlap with Oncor’s service area Further enhances Sempra’s U.S. and Utility contributions to its overall earnings mix Expands Texas T+D Footprint Creates Growth Opportunities Provides Earnings Accretion Acquisition helps facilitate future transmission awards Incremental expansion potential to connect to new generation and ease congestion of the transmission system Substantial electric infrastructure needed to support population growth in Dallas-Ft. Worth and upstream growth in the Permian Transaction expected to be immediately accretive to earnings upon closing, offsetting a portion of dilution resulting from renewables asset sales Acquisition supports Sempra’s industry-leading earnings growth profile Oncor is the logical owner of the acquired assets; ~260 miles of InfraREIT’s transmission assets were previously owned by Oncor(1); Sempra | Hunt partnership expands T+D investment opportunities Assets strategically overlap with Oncor’s current service territory See PUCT Docket No. 47469. Map is illustrative and reflects current ownership. Does not reflect asset exchange. (2) (2)

Texas Market Data 8 Texas is the U.S. Energy Leader(1) #1 in total energy production #1 in crude oil production #1 in natural gas production #1 in electricity production #1 in wind energy production Energy production statistics from Energy Information Administration (EIA). Data from Wood Mackenzie “North America Power and Renewables Research” H1-2018 report. Data from ERCOT August 2018 “GIS Report”. Trend Expected to Continue ERCOT load is expected to be ~16% larger within the next 10 years(2) Electric demand expected to grow at ~1.3% CAGR through 2040 in Texas, versus ~0.7% in the rest of the U.S.(2) Proposed LNG facilities expected to add electricity demand in Texas; Demand projected to increase by ~8,000 GWh by 2022(2) ~40 GW total of wind capacity and ~30 GW of solar currently in the interconnection queue(3) ~30% Growth (GW) Increased demand drives generation needs, which results in infrastructure investment opportunities

Data from Winter 2017-2018 Final Seasonal Assessment of Resource Adequacy and Generation Interconnection Status Report. Data from Glenn Hegar, Texas Comptroller of Public Accounts, Summer 2018 State Economic Forecast. Data from Bureau of Economic Analysis (BEA) “Bearfacts” (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018). 9 Incremental Opportunities Wind and Solar Generation Development and Interconnections Economic Expansion in West Texas Macroeconomic and Population Growth in Texas Substantial electric infrastructure needed to support population growth and expanding economic activity in Texas Texas GDP is projected to grow at an estimated ~3% CAGR over the next ten years(2) Second largest economy in the U.S. and tenth largest in the world(3) Significant incremental expansion potential to connect to new generation built in Panhandle and South Plains 4.6 GW of executed interconnection requests for new renewable capacity in the Panhandle region(1) Significant T+D investment needed to support continued renewables growth Investment required to help ensure reliability of the transmission system supporting West Texas electric grid Regional electricity usage continues to grow High ongoing drilling, production, natural gas processing facilities, and pipeline growth forecasted Expected accretive transaction with notable growth opportunities

Transaction is subject to customary closing conditions, including approval by the PUCT, FERC, and CFIUS, and expiration or early termination of the waiting period under the HSR Act, among others. In addition, the purchase of InfraREIT is subject to approval of InfraREIT’s shareholders and a standard go-shop provision whereby InfraREIT can solicit superior offers. 10 Next Steps + Transaction Approvals File for regulatory approvals Close transaction(1) Potential PUCT approval Expected InfraREIT shareholder approval The Texas T+D Transaction is being structured as a single PUCT filing with a customary go-shop period and is subject to regulatory approvals Receive necessary approvals from governmental agencies Transaction expected to close mid-2019 Fourth Quarter 2018 2019

Advancing Strategic Vision | Announced Asset Sales 11 Recently announced ~$1.54B agreement to sell certain renewable assets to Consolidated Edison(1) Divestiture highlights our ability to execute on our disciplined, phased strategy and allows us to recycle capital into our long-term T+D businesses Sale includes all of our operating U.S. solar assets and one wind project, along with additional U.S. solar + battery development projects(1) Proceeds from a portion of the announced asset sales will be used to fund the Texas T+D Transaction and to strengthen our balance sheet Formal sale process for remaining operating U.S. wind projects, wind development assets, and non-utility U.S. natural gas storage is ongoing ~720 MW of operating wind projects + additional MW of wind development assets ~40 Bcf of natural gas storage in the Gulf Coast region Transaction is subject to customary closing conditions, including approval by the FERC and the DOE, and expiration or early termination of the waiting period under the HSR Act, among others.

12 Summary Transaction is subject to customary closing conditions, including approval by the PUCT, FERC, and CFIUS, and expiration or early termination of the waiting period under the HSR Act, among others. In addition, the purchase of InfraREIT is subject to approval of InfraREIT’s shareholders and the expiration of a standard go-shop provision whereby InfraREIT can solicit superior offers. Assumes ~$65M - ~$70M of estimated annualized earnings in 2019 with expected growth thereafter, from the Texas T+D Transaction, expected proceeds from announced asset sales, both pending and planned, and ~$100M loss of earnings per year in 2019 and 2020 due to the expected sale of U.S. renewables and non-utility U.S. natural gas storage assets. Attributable to common shares. Sempra Energy Adjusted Earnings Per Share Guidance Range is a non-GAAP financial measure. See appendix for information regarding non-GAAP financial measures. Continuing a disciplined, phased approach of executing on our long-term strategic vision The Texas T+D Transaction(1) represents the ongoing focus on pursuing T+D assets in an attractive market Recycling the proceeds of all announced asset sales to fund growth and reduce debt Affirming 2019 EPS guidance range of $5.70 – $6.30(2),(3) and 2020 EPS guidance range of $6.70 – $7.50(2),(3) Sempra’s 2018 adjusted EPS guidance range of $5.30 – $5.80(3),(4) remains unchanged; GAAP EPS guidance range is updated from $1.78 – $2.28 to $2.83 – $3.44

APPENDIX 13

After the asset exchange, InfraREIT(1) will be focused on North Texas + Sharyland will be focused on South Texas 14 InfraREIT – North Texas Focused Business Sharyland – South Texas Focused Business Current InfraREIT Assets Current Sharyland Assets InfraREIT + Sharyland Asset Exchange Transaction assumes cancelation of existing lease contracts and an asset exchange, resulting in InfraREIT and Sharyland directly owning their respective assets through utility structures. Competitive renewable energy zones, as defined by a 2005 Texas law establishing the Texas renewable energy program. DC Tie San Antonio SOUTHERN TEXAS Cross Valley Transmission Line McAllen Assets From InfraREIT (Asset Exchange) TEXAS PANHANDLE PERMIAN BASIN Stanton Loop Assets Permian Assets CREZ Assets(2) Wichita Falls Austin Abilene Brownwood Stanton Midland South Plains / Lubbock Power & Light Interconnection Golden Spread Interconnection Transmission Line From Sharyland (Asset Exchange) From Sharyland (Asset Exchange) Corpus Christi Galveston McAllen

Announced Asset Sales Overview 15 Name  Location  MW(1) PPA Term (yrs)  Tax Credits  Full COD  IN OPERATION    Fowler Ridge 2 Wind  Indiana  100  (50%)  20  PTC   2009  Copper Mountain Solar 1  Nevada  58 (100%)  20  ITC  2010  Cedar Creek 2 Wind  Colorado  125 (50%)  25  PTC   2011  Flat Ridge 2 Wind  Kansas  235 (50%)  20 - 25  PTC   2012  Mehoopany Wind  Pennsylvania  71  (50%)  20  PTC   2012  Mesquite Solar 1  Arizona  75 (50%)  20  Grant  2012  Copper Mountain Solar 2   Nevada  75 (50%)  25  Grant/ITC  2012  Auwahi Wind  Hawaii  11 (50%)  20  Grant  2012  CA Solar partnership(2) California  55 (50%)  25  N/A  2013  Broken Bow 2 Wind  Nebraska  38 (50%)  25  PTC   2014  Copper Mountain Solar 3   Nevada  125 (50%)  20  ITC  2015  Copper Mountain Solar 4 Nevada  94 (100%)  20  ITC  2016  Mesquite Solar 2  Arizona  100 (100%)  20  ITC  2016  Mesquite Solar 3  Arizona  150 (100%) 25  ITC  2016  Black Oak Getty Wind  Minnesota  78 (100%)  20  PTC  2016  Apple Blossom  Michigan  100 (100%)  15  PTC  2017  Great Valley Solar  California  200 (100%)  15-20  ITC  2018  Total Sempra Share: 1,690 Contracted Capacity (3) Sempra is advancing its long-term strategic vision with an announced agreement to sell certain U.S. renewable assets Recently announced sale includes U.S. solar and wind assets that Sempra Renewables and Consolidated Edison are currently JV partners ~980 MW(1) of operating projects Additional MW of solar and battery development projects included Transaction expected to close near the end of 2018(4) Asset included in sale to ConEd MW listed represent Sempra’s nameplate capacity. Sempra’s net ownership and installed capacity is ~970 MW. Alpaugh, Corcoran and White River facilities. Represents Sempra’s installed capacity. Transaction is subject to customary closing conditions, including approval by the FERC and the DOE, and expiration or early termination of the waiting period under the HSR Act, among others.

APPENDIX Non-GAAP Financial Measures 16

2018 Adjusted Earnings-Per-Share Guidance Range (Unaudited) Sempra Energy 2018 Adjusted Earnings-Per-Share (EPS) Guidance Range of $5.30 to $5.80 excludes items as follows: $(965) million in impairments, net of $554 million income tax benefits and $46 million attributable to noncontrolling interests, of certain assets and equity method investments $(22) million, net of $21 million income tax expense, impacts associated with Aliso Canyon litigation $(25) million income tax expense to adjust Tax Cuts and Jobs Act of 2017 (TCJA) provisional amounts $340 million - $370 million estimated gain on sale, net of $128 million - $139 million income tax expense, of U.S. solar assets that is expected to close near the end of 2018 Sempra Energy 2018 Adjusted EPS Guidance Range is a non-GAAP financial measure (GAAP represents accounting principles generally accepted in the United States of America). Because of the significance and/or nature of the excluded items, management believes this non-GAAP financial measure provides additional clarity into the ongoing results of the business and the comparability of such results to prior and future periods and also as a base for projected EPS compound annual growth rate. Sempra Energy 2018 Adjusted EPS Guidance Range should not be considered an alternative to EPS Guidance Range determined in accordance with GAAP. The table below reconciles Sempra Energy 2018 Adjusted EPS Guidance Range to Sempra Energy 2018 GAAP EPS Guidance Range, which we consider to be the most directly comparable financial measure calculated in accordance with GAAP. 17 Sempra Energy GAAP EPS Guidance Range and Sempra Energy Adjusted EPS Guidance Range are calculated using a weighted average number of common shares (diluted) of 272 million.     Full Year 2018 Sempra Energy GAAP EPS Guidance Range(1) $ 2.83 to $ 3.44     Excluded Items:   Impairments of certain assets and equity method investments 3.55 3.55 Impacts associated with Aliso Canyon litigation 0.08 0.08 Impact from the TCJA 0.09 0.09 Estimated gain on sale of U.S. solar assets (1.25) (1.36)     Sempra Energy Adjusted EPS Guidance Range(1) $ 5.30 $ 5.80     Weighted-average number of common shares outstanding, diluted (millions)       272